                                                                    EXHIBIT 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                        )   Chapter 11
                                              )
PEREGRINE SYSTEMS, INC., et al.,(1)           )   Case NO. 02-12740 (JKF)
                                              )   (Jointly Administered)
                          Debtors.            )

              MONTHLY OPERATING REPORT FOR PEREGRINE REMEDY, INC.
                      FOR THE MONTH ENDED DECEMBER 31, 2002

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

February 27, 2003

----------------------
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

                                                                    DOCKET #1245
                                                                    DATE 2-27-03

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
                       OFFICE OF THE US TRUSTEE - REGION 3

IN RE: PEREGRINE REMEDY, INC.                         CASE NO. 02-12741
                                            REPORTING PERIOD: 12/01/02-12/31/02

                            MONTHLY OPERATING REPORT
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case

                                                                                      DOCUMENT      EXPLANATION
                       REQUIRED DOCUMENTS                               FORM NO.      ATTACHED        ATTACHED
-------------------------------------------------------------------   -------------   --------    ---------------
Schedule of Cash Receipts and Disbursements                           MOR-1              X
   Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)               See Attestation
                                                                                                  Letter
   Copies of bank statements                                                                      See Attestation
                                                                                                  Letter
   Cash disbursements journals                                                           X
Statement of Operations                                               MOR-2              X
Balance Sheet                                                         MOR-3              X
Status of Postpetition Taxes                                          MOR-4                       See Attestation
                                                                                                  Letter
   Copies of IRS Form 6123 or payment receipt                                                     None
   Copies of tax returns filed during reporting period                                            None
Summary of Unpaid Postpetition Debts                                  MOR-4              X
   Listing of aged accounts payable                                                               Available upon
                                                                                                  request
Accounts Receivable Reconciliation and Aging                          MOR-5              X
Debtor Questionnaire                                                  MOR-5              X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

____________________________________              ______________________________
Signature of Debtor                               Date

_____________________________________             ______________________________
Signature of Joint Debtor                         Date

/s/ Ken Sexton                                                2/26/03
_____________________________________             ______________________________
Signature of Authorized Individual                Date

Ken Sexton                                        Chief Financial Officer
_____________________________________             ______________________________
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: December 31, 2002

PEREGRINE REMEDY, INC. Case No. 02-12741-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended December 31, 2002.

                                                BANK ACCOUNT
                                                ------------
ACCOUNT DESCRIPTION         BANK NAME              NUMBER        BALANCE PER BOOKS
-------------------         ---------              ------        -----------------
Operating                 Bank of America       123-372-6571           $     7,268
Lockbox                   Bank of America        8188904233                      0
T&E Disbursement          Bank of America       123-352-6572                     0
Payroll                   Bank of America       123-332-6573                     0
Benefits                  Bank of America       123-382-8003                84,054
Operating                 Bank of America       123-310-4133             7,702,679
Disbursement              Bank of America       123-310-3964               (80,889)
Money Market              Bank of America          881477                        0
                          Wells Fargo Bank        100006421                      0
                                                                ------------------
                                                   Total               $ 7,713,112
                                                                ==================

2) All post-petition tax liabilities due and owing as of December 31, 2002 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief. And may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: February 26, 2002

/s/ Ken Sexton
--------------------------
Ken Sexton
Chief Financial Officer
Peregrine Remedy, Inc.

IN RE: PEREGRINE REMEDY, INC.                         CASE NO. 02-12741
                                            REPORTING PERIOD 12/01/02 - 12/31/02

            SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (FORM MOR-1)

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

                                       BOFA         BOFA         BOFA          BOFA           BOFA          BOFA          BOFA
                                  OPERATING A/C  CHICAGO LBX   T&E DISB.  PAYROLL(INACT)  BENEFITS A/C  OPERATING A/C  ZBA DISB A/C
                                    1233726571   81888904233  1233526572    1233326573     1233828003     1233104133    1233103964
------------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                 7,268             -          -              -          84,156      2,098,974      (135,929)
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS (2)                                                                                                 -
OTHER (3)                           3,746,010     1,971,770
TRANSFER FROM DEBTOR AFFILIATE
TRANSFERS FROM DIP                      2,127             -                                                5,717,780        55,040
INTEREST
TOTAL RECEIPTS                      3,748,137     1,971,770          -              -               -      5,717,780        55,040
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES                                                                                    (49,393)
INVENTORY PURCHASES
SECURED/RENT/LEASES
INSURANCE
ADMINISTRATIVE                         (2,127)                                                   (102)        (7,515)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES *
PAYDOWN OF FOOTHILL REVOLVER (4)
TRANSFERS
    Transfer to DIP                (3,746,010)   (1,971,770)                                                 (57,167)
    Transfer to Debtor Affiliate                                                                                   -
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                (3,748,137)   (1,971,770)         -              -            (102)      (114,075)            -
NET CASH FLOW                               -             -          -              -            (102)     5,603,705        55,040
CASH END OF MONTH                       7,268             -          -              -          84,054      7,702,679       (80,889)

                                   BOFA                              PLUS: PAYMENTS    CURRENT        CUMULATIVE
                                  INV. A/C     WFB                    BY PEREGRINE      MONTH             TO
                                   881477   100006421     TOTAL        SYSTEMS (1)      ACTUAL           DATE
-----------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH               -         -        2,054,468            -        2,054,468        2,043,643
CASH SALES                                                       -                             -                -
ACCOUNTS RECEIVABLE                                              -                             -       25,613,844
LOANS AND ADVANCES                                               -                             -                -
SALE OF ASSETS (2)                                               -                             -      274,853,524
OTHER (3)                                                5,717,780                     5,717,780        8,960,114
TRANSFER FROM DEBTOR AFFILIATE                                   -                             -          400,000
TRANSFERS FROM DIP                                       5,774,948                     5,774,948       38,139,628
INTEREST                                                         -                             -                -
TOTAL RECEIPTS                        -         -       11,492,728                    11,492,728      347,967,110
DISBURSEMENTS
NET PAYROLL                                                      -      (76,306)         (76,306)      (8,664,027)
PAYROLL TAXES                                                    -      (44,296)         (44,296)      (4,433,420)
SALES, USE, & OTHER TAXES                                  (49,393)                      (49,393)        (692,811)
INVENTORY PURCHASES                                              -                             -          (87,102)
SECURED/RENT/LEASES                                              -                             -       (1,530,091)
INSURANCE                                                        -                             -                -
ADMINISTRATIVE                                              (9,744)                       (9,744)        (682,295)
SELLING                                                          -                             -         (322,682)
OTHER (attach list)                                              -                             -         (353,117)
PRE-PETITION EXPENSES *                                          -                             -                -
PAYDOWN OF FOOTHILL REVOLVER (4)                                                                       (1,202,915)
TRANSFERS                                                        -                             -                -
    Transfer to DIP                                     (5,774,948)                   (5,774,948)     (38,139,628)
    Transfer to Debtor Affiliate                                 -                             -     (298,513,791)
PROFESSIONAL FEES                                                -                             -                -
U.S. TRUSTEE QUARTERLY FEES                                      -                             -                -
COURT COSTS                                                      -                             -                -
TOTAL DISBURSEMENTS                   -         -       (5,834,084)    (120,602)      (5,954,686)    (354,621,879)
NET CASH FLOW                         -         -        5,658,644     (120,602)       5,538,042       (6,654,769)
CASH END OF MONTH                     -         -        7,713,112

* PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS                                      5,834,084                     5,954,686      354,621,879
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
  (including Debtor Affiliates)                         (5,774,948)                   (5,774,948)     325,103,524
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES               -                             -                -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
  QUARTERLY FEES                                       $    59,137                   $   179,739   $  679,725,403

NOTES:

(1) DUE TO CENTRALIZED PAYROLL PROCESSING, PAYROLL DISBURSEMENTS FOR THIS DEBTOR ARE MADE BY A DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE INCLUDED HEREIN, AND ARE EXCLUDED FROM DISBURSEMENT CALCULATIONS FOR PEREGRINE SYSTEMS, INC.

(2) AMOUNTS REPRESENT PROCEEDS FROM SALE OF ASSETS OF DEBTOR. THE ENTIRE AMOUNT OF THESE PROCEEDS WAS TRANSFERRED TO DEBTOR'S PARENT, AND APPROXIMATELY $54 MILLION OF THE PROCEEDS WERE USED TO PAY DOWN THE PARENT'S DEBTOR FINANCING.

(3) AMOUNT REPRESENTS A/R COLLECTIONS SUBSEQUENT TO EFFECTIVE DATE OF ASSET SALE. THESE AMOUNTS WERE INADVERTENTLY REMITTED TO DEBTOR'S LOCKBOXES. REPAYMENTS TO THE ASSET PURCHASER ARE BEING MADE BY THE PARENT, PEREGRINE INC., STARTING IN DECEMBER 2002.

(4) AMOUNTS REPRESENT SWEEP OF CASH BALANCES BY FOOTHILL, THE FORMER HOLDER OF REVOLVING DEBT FOR DEBTOR AND DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. THE BALANCES SWEPT WERE USED TO PAY DOWN THE REVOLVING DEBT AND OFFSET ADVANCES REFLECTED ON MOR-1 FOR PEREGRINE SYSTEMS.

                              MOR-1 DECEMBER 2002

                              PEREGRINE REMEDY INC.
                             CASE NO. 02-12741 (JKF)
                            SUMMARY OF DISBURSEMENTS
                              12/1/2002-12/31/2002

Wire Transfers                                  $ 5,774,947.66

ACH Debits                                           59,136.59

Checks                                                       -

Payroll Payments (See Exhibit 1)                       120,602

                                                --------------
             TOTAL OF ALL DISBURSEMENTS         $ 5,954,686.31
                                                ==============

                              MOR-1 December 2002

                             PEREGRINE REMEDY, INC.
                             CASE NO. 02-12741 (JKF)
                                 WIRE TRANSFERS
                              12/1/2002-12/31/2002

    Account#                                Description                                  Amount
------------------      ------------------------------------------------------       -------------
B of A #1233726571      Transfers to Operating Acct #1233104133                      $   3,746,010
B of A #8188904233      Transfers to Operating Acct #1233104133                          1,971,770

B of A #1233104133      Transfers to Disbursement Acct #1233103964                          55,040
B of A #1233104133      Transfers to Operating Acct #1233726571                              2,127
                                                                                     -------------
                              Total Transfers from B of A 12331041333                       57,167

                                                                                     -------------
                        Total Transfers to Debtor Accounts                               5,774,948

                        Transfers to Debtor Affiliate (Peregrine Systems, Inc.)                  -
                                                                                     -------------

                        TOTAL OF ALL WIRES                                           $   5,774,948
                                                                                     =============

                               MOR-1 December 2002

                             PEREGRINE REMEDY, INC.
                             CASE NO. 02-12741 (JKF)
                                   ACH DEBITS
                              12/1/2002-12/31/2002

         Date                          Payee                 Description          Amount
------------------------       ---------------------      -----------------     -----------
Account: BofA 1233726571
12/1/2002                      BANK OF AMERICA            MERCHANT FEES         $  2,126.78

Account: BofA 1233828003
12/1/2002                      BANK OF AMERICA            MERCHANT FEES            $ 102.00

Account: BofA 1233104133
December '02                   CIGNA                      INSURANCE                1,400.00
December '02                   CIGNA                      INSURANCE                2,354.08
December '02                   CIGNA                      INSURANCE                1,601.57
December '02                   CIGNA                      INSURANCE                  151.51
December '02                   CIGNA                      INSURANCE                1,673.08
December '02                   CIGNA                      INSURANCE                  334.91
December '02                   BOARD OF EQUALIZATION      SALES & USE TAXES        1,322.00
December '02                   BOARD OF EQUALIZATION      SALES & USE TAXES       48,070.66
                                                                                -----------
                                         Subtotal - Acct #1233104133              56,907.81
                                                                                -----------
TOTAL ACH DEBITS                                                                $ 59,136.59
                                                                                ===========

                              MOR-1 December 2002

                             PEREGRINE REMEDY, INC.
                             CASE NO. 02-12741 (JKF)
                                    EXHIBIT 1
                          PRO BUSINESS PAYROLL REPORTS
                              12/1/2002-12/31/2002

                                                             Net        Payroll      Total
 Pay Date                   Description                   Payroll(1)     Taxes     Per Report
----------     --------------------------------------     ----------    -------   ------------
12/31/2002      Peregrine Remedy                               31,572    17,291        48,863
12/31/2002      Peregrine Remedy                               44,734    27,005        71,739
                                                          -----------   -------   ------------

Totals Funded per B of A Payroll A/C #1450-9-08274(2)          76,306    44,296       120,602
                                                          ===========   =======   ============

NOTES:

(1) Includes direct deposits, paychecks and third party checks. See attached payroll summaries.

(2) This bank account appears on MOR-1 for Peregrine Systems, Inc.

                                MOR-1 Exhibit 1

PRGN-REM-Peregrine Systems, Inc.                   Advice of Debit    Control #053A/1231/1414                  PROBUSINESS
Report Date 12/31/2002 Page 001 Paygroup 1                            Check Date     12/31/2002 Period   10/01/2002 - 12/31/2002

PROBUSINESS                               4125 Hopyard Dr. Pleasanton, CA 94588                                   (925) 734-9990

               PAYROLL                                          FEDERAL                                   CALIFORNIA
--------------------------------------         -------------------------------------------     -----------------------------
Paychecks                         0.00         EMPLOYEE TAXES                                  EMPLOYEE TAXES
Manuals                      31,572.16         Federal Income Tax               13,004.55      Income Tax            2,889.90
  CheckPro Manuals           31,572.16         Social Security (FICA)                0.00      State Disability          0.00
  Manual Check Manuals            0.00         Federal Medicare                    698.39       Sub-Total            2,889.90
  Adj Check Manuals               0.00         Advanced Earned Income Credit         0.00
Voids:                            0.00          Sub-Total                       13,702.94      EMPLOYER TAXES
  Paycheck Voids                  0.00                                                         Unemployment              0.00
  Direct Deposit Voids            0.00         EMPLOYER TAXES                                  EE Training Fund          0.00
  CheckPro Voids                  0.00         Social Security - Employer            0.00       Sub-Total                0.00
  Manual Voids                    0.00         Federal Medicare - Employer         698.39
  Adjustment Voids                0.00         Federal Unemployment                  0.00      TOTAL                 2,889.90
Direct Deposit                    0.00          Sub-Total                          698.39      ------------------------------
Taxes                        17,291.23
                                               TOTAL                            14,401.33
                                               ------------------------------------------
TOTAL                        48,863.39
--------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks
  & tax liabilities minus memo entries):               17,291.23

Tax liabilities minus memo entries:                    17,291.23

                                MOR-1 Exhibit 1

PRGN-REM-Peregrine Systems, Inc.                 Advice of Debit         Control # 052A/1219/1129                 PROBUSINESS
Report Date 12/19/2002 Page 001 Paygroup 1                               Check Date 12/31/2002 PERIOD        12/31/2002 - 12/31/2002

PROBUSINESS                                      4125 Hopyard Dr. Pleasanton, CA 94588                                (925) 734-9990


      PAYROLL                                              FEDERAL                                  ARIZONA
---------------------------------------         -----------------------------------------        -------------------------------
Paychecks                          0.00         EMPLOYEE TAXES                                   EMPLOYEE TAXES
Manuals                       53,143.40         Federal Income Tax              17,959.98        Income Tax                 3.29
 CheckPro Manuals             53,143.40         Social Security (FICA)           1,484.71         Sub-Total                 3.29
 Manual Check Manuals              0.00         Federal Medicare                   949.55
 Adj Check Manuals                 0.00         Advanced Earned Income Credit        0.00        EMPLOYER TAXES
Voids:                        (8,409.83)         Sub-Total                      20,394.24        Unemployment               0.00
 Paycheck Voids               (8,081.64)                                                         Job Training Program       0.00
 Direct Deposit Voids              0.00         EMPLOYER TAXES                                    Sub-Total                 0.00
 CheckPro Voids                 (328.19)        Social Security - Employer       1,484.71
 Manual Voids                      0.00         Federal Medicare - Employer        949.55        TOTAL                      3.29
 Adjustment Voids                  0.00         Federal Unemployment                 6.69        -------------------------------
Direct Deposit                     0.00          Sub-Total                       2,440.95
Taxes                         27,005.10
                                                TOTAL                           22,835.19
                                                -----------------------------------------
TOTAL                         71,738.67
---------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks
 & tax liabilities minus memo entries) :              27,005.10

Tax liabilities minus memo entries:                   27,005.10

                                MOR-1 Exhibit 1

                              PEREGRINE REMEDY, INC.
                              CASE NO. 02-12741-JKF
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD OF 12/1/02 - 12/31/2002

                                                                 FOR PERIOD                TOTAL POST FILING
                                                             12/1/02 - 12/31/02           9/22/02 - 12/31/02
                                                             ------------------           ------------------
REVENUES:
       Licenses                                                            -                    6,776,287
       Maintenance                                                         -                   15,552,889
       Services                                                            -                    1,385,077
                                                                ------------                 ------------
              TOTAL REVENUE:                                               -                   23,714,253

COSTS AND EXPENSES:
       Cost of licenses and hardware                                       -                          377
       Cost of Maintenance                                                 -                    1,618,158
       Cost of Services                                                    -                    1,896,657
       Sales                                                               -                    3,080,340
       Marketing                                                           -                      712,209
       Product Marketing                                                   -                      534,061
       Development                                                         -                    3,046,332
       General & administrative                                      122,846                    5,294,281
                                                                ------------                 ------------
              TOTAL COSTS AND EXPENSES:                              122,846                   16,182,414

                                                                ------------                 ------------
              OPERATING INCOME (LOSS)                               (122,846)                   7,531,839
                                                                ============                 ============

       Interest income (expenses)                                          -                        4,521
       Intercompany Royalties                                              -                     (112,568)
       Other income (expenses)                                             -                      (11,564)
       Other income (expenses)                                             -                            -

                                                                ------------                 ------------
       Income (loss) before Reorganization Items                    (122,846)                   7,412,228
                                                                ============                 ============
REORGANIZATION ITEMS:
       Professional Fees                                                                                -
       U.S. Trustee Quarterly Fees                                    10,000                       17,500
       (Gain) Loss from Sale of Assets                          (524,929,782) (1)            (236,918,957)
       Other Reorganization Expenses
                                                                ------------                 ------------
              Total Reorganization Items                        (524,919,782)                (236,901,457)
       Income tax benefit (expense)                              (45,000,000) (2)             (45,000,000)
                                                                ------------                 ------------
Net Income/(Loss)                                                479,796,936                  199,313,685
                                                                ============                 ============

NOTES:

 (1) During December 2002, Debtor recognized a previously unrecognized gain of approximately $525.0 million related to the sale of assets that occurred on November 20, 2002. The November calculation was preliminary and included forgiveness of intercompany receivable balances owed to the Debtor by Peregrine Systems, Inc. In December, the Debtor reinstated the intercompany receivables and recognized a corresponding gain that more than offset the original loss booked. See Note 2 re: intercompany receivables on Debtor's MOR-3. It is possible that there may be further changes to the loss calculation pending the completion of the FYE March 31, 2002 audit, which is still in process.

 (2) The sale of assets described in Note 1 above is a taxable transaction, and during December 2002, the income tax liability was estimated to be approximately $45.0 million. See Note 2 on Debtor's MOR-3 regarding related accrual for income taxes.

                                                                      FORM MOR-2

                             PEREGRINE REMEDY, INC.
                              CASE NO. 02-12741-JKF
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2002

                                                                                                12/31/02
                                                                                             -------------
                                                                                                  (1)
                          ASSETS

CURRENT ASSETS
      Cash and cash equivalents                                                              $   7,713,112
      Accounts receivable, net of allowance                                                              -
      Deferred taxes                                                                                     -
      Other current assets                                                                               -
                                                                                             -------------
              Total Current Assets                                                               7,713,112

PROPERTY AND EQUIPMENT, NET                                                                              -

OTHER ASSETS
      Intercompany receivables                                                                 519,138,292 (2)
      Other intangible assets, investments and other, net                                                -
                                                                                             -------------
              TOTAL ASSETS                                                                   $ 526,851,404
                                                                                             =============

                 LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
      Accounts payable                                                                       $           -
      Accrued payroll expenses                                                                           -
      Accrued income tax liability                                                              45,000,000 (3)
      Deferred revenue                                                                                   -
      Intercompany payables                                                                              -
                                                                                             -------------
              Total Postpetition Liabilities                                                    45,000,000
LIABILITIES SUBJECT TO COMPROMISE (PREPETITION)
      Secured Debt:

      Priority Debt:
          Income Taxes Payable
      Unsecured Debt:
          Accounts payable                                                                               -
          Intercompany payables                                                                          -
                                                                                             -------------
              Total Pre-Petition Liabilities                                                             -

STOCKHOLDERS' EQUITY
      Common stock                                                                                   2,000
      Additional paid-in capital                                                               205,930,737
      Retained earnings pre-petition                                                           151,694,763
      Retained earnings postpetition                                                           199,313,685
      Adjustments to Stockholders equity:
          Deferred compensation                                                                (74,924,368)
          Cumulative translation adjustment                                                       (165,412)
                                                                                             -------------
              Total Stockholders' Equity                                                       481,851,404

                                                                                             -------------
              TOTAL LIABILITIES & EQUITY                                                     $ 526,851,404
                                                                                             =============

NOTES:

 (1) Balances are subject to restatement pursuant to the completion of FYE March 31, 2002 audit, which is still in process.

 (2) Intercompany receivable balances related to Peregrine Systems, Inc. were reinstated in December. See Note 1 on Debtor's MOR-2.

 (3) Income tax liability relates to the taxable sale of assets that occurred on November 20, 2002. See Note 2 on Debtor's MOR-2.

                                                                      FORM MOR-3

IN RE: PEREGRINE REMEDY, INC.             CASE NO. 02-12741
                  Debtor                  REPORTING PERIOD: 12/1/02 - 12/31/02

                          STATUS OF POSTPETITION TAXES

The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable available upon request.

                                                                                 NUMBER OF DAYS PAST DUE
                                                           Current           0-30      31-60      61-90     Over 90       Total
Accounts Payable                                                  -                                                              -
Accrued payroll expenses                                          -                                                              -
Income taxes payable                                    $45,000,000                                                    $45,000,000
Rent/Leases-Building                                              -                                                              -
Rent/Leases-Equipment                                             -                                                              -
Secured Debt/Adequate Protection Payments                         -                                                              -
Professional Fees                                                 -                                                              -
Amounts Due to Insiders*                                          -                                                              -
Deferred Revenue                                                  -                                                              -
Intercompany payable                                              -                                                              -
Revolving Debt Loan                                               -                                                              -
                                                        --------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                                $45,000,000           $0         $0         $0         $0      $45,000,000
                                                        ==========================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

At this point in time, there are no past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                      (9/99)

In re PEREGRINE REMEDY, INC.                         Case No. 02-12741-JKF
                 Debtor                              Reporting Period: 12/31/02

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                               AMOUNT
Total Accounts Receivable at the beginning of the reporting period                  -
+ Amounts billed during the period                                                  -
- Amounts collected during the period                                               -
Total Accounts Receivable at the end of the reporting period                        -

ACCOUNTS RECEIVABLE AGING                                                        AMOUNT
0 - 30 days old                                                                     -
31 - 60 days old                                                                    -
61 - 90 days old                                                                    -
91+ days old                                                                        -
Total Accounts Receivable                                                           -
Amount considered uncollectible (Bad Debt)                                          -
Accounts Receivable (Net)                                                           -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                            YES             NO
1.  Have any assets been sold or transferred outside the normal course of business                       X
    this reporting period? If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession                     X
    account this reporting period? If yes, provide an explanation below. (SEE NOTE 1)

3.  Have all postpetition tax returns been timely filed? If no, provide an explanation                   X
    below.

4.  Are workers compensation, general liability and other necessary insurance                            X
    coverages in effect? If no, provide an explanation below.

NOTE:

(1) Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

                                                                      FORM MOR-5
                                                                      (9/99)